Note 4 - Accounting Judgements and Estimates	12 Months Ended
Dec. 31, 2018
Accounting Judgements and Estimates Abstract
Accounting Judgements and Estimates

4. Accounting estimates and judgments

In preparing these consolidated financial statements, the Board of Directors has made judgements, estimates and assumptions that affect the application of the accounting policies and the reported amounts of assets, liabilities, income and expenses.

The related estimates and assumptions are based on expectations and other factors deemed reasonable, the result of which are the basis for the judgments on the value of assets and liabilities, which are not easily obtained from other sources. Actual results may differ from these estimates.

The underlying estimates and assumptions are continuously under review. The effect of the review of accounting estimates is recognized prospectively.

4.1. Judgments

Information about judgments made in applying accounting policies that have the most significant effects on the amounts recognized in the consolidated financial statements is described in Note 3 “Functional and presentation currency and unit of account” and Note 5 “Significant accounting policies” in the following titles:

  Note 3.2. – “Unit of account”
  Note 5.1. – Determination of the “Basis of consolidation” regarding the existence of control over other entities
  Note 5.4.b) – “Classification of financial assets”
  Note 5.4.b) – “Impairment of financial assets”

4.2. Assumptions and estimation uncertainties

Information about assumptions and estimation uncertainties that have a significant risk of resulting in a material adjustment in these consolidated financial statements is included in the following notes:

  Note 12 – “Measurement of expected credit losses” regarding the impairment of financial assets
  Note 16 – “Income tax and deferred tax assets and liabilities”, regarding availability of future taxable profit against which deferred tax assets and the effect of the final resolution of uncertain tax positions.
  Note 25 – “Provisions”, regarding the likelihood, timing and amount of outflow of resources.
  Note 41 b.3 – “Valuation techniques for Levels 2 and 3”.

4.3. Fair value measurement

Fair value is the price that would be received for the sale of an asset or paid for the transfer of a liability in an orderly transaction between market participants at the measurement date. The fair value of a liability reflects its non-performance risk.

When available, the Group measures the fair value of a financial instrument using the quoted price in an active market. A market is considered active if transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

If there is no quoted price in an active market, then the Group uses valuation techniques maximizing the use of relevant market inputs and minimizes the use of unobservable inputs. The selection of a valuation technique considers all factors market participants would take into consideration for the purposes of setting the price of the transaction.

Fair values are categorized into different levels in the fair value hierarchy based on the input data used in the measurement techniques, as follows:

  Level 1: quoted prices in active markets (unadjusted) for identical assets or liabilities.
  Level 2: fair value estimated with observable market inputs.
  Level 3: inputs that are unobservable.

The Bank recognizes transfers between levels of the fair value hierarchy as of the end of the reporting period during which the change has occurred.